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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) March 1, 1999
                                                 -------------



                         ALLEN TELECOM INC.
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               (Exact name of Registrant as specified in charter)



    Delaware                       1-6016            38-0290950
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(State of Other Jurisdiction    (Commission         (IRS Employer
 of Incorporation)             File Number)    Identification No.)



    25101 Chagrin Boulevard, Beachwood, Ohio          44122-5619
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(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code  216/765-5800
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



                   Exhibit Index is on page 4 of this Report.

                               Page 1 of 7 pages.
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ITEM 5.   OTHER EVENTS
          ------------

         On March 1, 1999, Allen Telecom Inc. ("Allen Telecom") sold to Environmental Systems Products, Inc. ("ESP") all of the outstanding stock of MARTA Technologies, Inc. ("MARTA"), a wholly owned subsidiary of Allen Telecom Inc. MARTA operates centralized vehicle emissions inspection programs in Ohio, Maryland and Florida.

         A press release dated February 9, 1999, announcing the execution of the sale agreement between Allen Telecom and ESP, is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. A press release dated March 2, 1999, announcing the closing of the sale of MARTA by Allen Telecom to ESP, is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         -----------------------------------------------------
         AND EXHIBITS
         ------------

         (c)      Exhibits

                  99.1       News Release dated February 9, 1999

                  99.2       News Release dated March 2, 1999

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALLEN TELECOM INC.


                                           By /s/McDara P. Folan, III
                                              ---------------------------
                                              McDara P. Folan, III
                                              Vice President, Secretary and
                                              General Counsel



DATE:  March 15, 1999


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                              THE ALLEN GROUP INC.
                              --------------------

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NUMBER:                                             PAGE
---------------                                             ----

      99.1 Press Release dated February 9, 1999 . . . . . . .   5

      99.2 Press Release dated March 2, 1999. . . . . . . . .   7



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